Exhibit 10.1

FORM OF FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of [ • ], 2012, is by and among SIX FLAGS ENTERTAINMENT CORPORATION, a Delaware corporation (the “Parent”), SIX FLAGS OPERATIONS INC., a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (“Borrower”), the Subsidiary Guarantors listed on the signature pages hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

R E C I T A L S

A.            The Borrower, Parent, Holdings, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Credit Agreement dated as of December 20, 2011 (as amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations (subject to the terms and conditions thereof) to the Borrower.

B.            The Borrower has requested, and the Lenders party hereto and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Existing Credit Agreement.  Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Existing Credit Agreement.

Section 2.              Amendments to Existing Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Administrative Agent and the Lenders party hereto hereby consent to the following amendments to the Existing Credit Agreement:

2.1          Amendments to Section 1.01 (Defined Terms).

(a)           The definition of “Agreement” is hereby amended by adding the words “, including pursuant to the First Amendment” before the period at the end thereof.

(b)           The definition of “Applicable Margin” is hereby amended by deleting clauses (a) and (b) thereof in their entirety and replacing them with the following:

(a) in the case of Tranche B Term Loans which are Base Rate Loans, 2.00% per annum, (b) in the case of Tranche B Term Loans which are Eurocurrency Loans, 3.00% per annum

(c)           The definition of “ECF Percentage” is hereby amended by deleting it in its entirety and replacing it with the following:

“ECF Percentage”: for any fiscal year, (a) 50% if the Senior Secured Leverage Ratio as of the last day of such fiscal year is greater than 3.50 to 1.00, (b) 25% if the Senior Secured Leverage Ratio as of the last day of such fiscal year is less than or equal to 3.50 to 1.00 but greater than or equal to 3.00 to 1.00 and (c) 0% if the Senior Secured Leverage Ratio as of the last day of such fiscal year is less than 3.00 to 1.00.

(d)           The definition of “Indentures” is hereby amended by deleting it in its entirety and replacing it with the following:

“Indentures”: collectively, any indenture or other agreement pursuant to which Indebtedness of Parent, Holdings or the Borrower may be outstanding at any time, including the Initial Indenture, in each case as amended, restated, amended and restated, refinanced, replaced, extended,  modified or further supplemented as permitted by this Agreement.

(d)           The definition of “Net Cash Flow from Partnership Parks” is hereby amended by deleting it in its entirety and replacing it with the following:

“Net Cash Flow from Partnership Parks”:  shall be, on an aggregate basis commencing on January 1, 2012, and to the extent a positive number, the amount of cash distributed by the Partnership Parks Entities to Parent, minus the amount of cash Investments or loans made directly or indirectly by Parent and its Subsidiaries in or to the Partnership Parks Entities (except to the extent such Investments or loans are made substantially contemporaneously with, and with the proceeds of, a Restricted Payment that reduces Excess Cash Flow pursuant to clause (b)(v) of the definition thereof or that reduces the Available Amount pursuant to clause (iv) of the definition thereof), minus the aggregate amount of Restricted Payments made in reliance on Section 9.6(l), minus the aggregate amount of payments of senior unsecured Indebtedness of Parent made in reliance on clause (z) of Section 9.9(i).

(e)           The definition of “Repricing Transaction” is hereby amended by replacing the words “Closing Date” in each place they appear with the words “First Amendment Effective Date.”

(f)            The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:

“First Amendment”:  the First Amendment to Credit Agreement, dated as of [ • ], 2012, by and among Holdings, the Parent, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date”:   the Effective Date (as defined in the First Amendment).

“Initial Indenture”:  the Indenture governing the Senior Notes, as the same may be amended, restated, amended and restated, refinanced, replaced, extended, modified or further supplemented from time to time in accordance with the terms of this Agreement.

“Initial Issue Date”:  the first date on which the Senior Notes under the Initial Indenture are issued.

“Initial Repurchase Period”:  the period commencing on the Initial Issue Date and ending on the date that is 18 months after the Initial Issue Date.

“Issue Dates”: collectively, the Initial Issue Date and the Subsequent Issue Date.

“Note Documents”: collectively, the Initial Indenture and each agreement, instrument, waiver, consent or document executed by a Loan Party and delivered to the trustee under the Initial Indenture on or prior to the issuance of the Senior Notes in connection with such issuance or otherwise pursuant to the Initial Indenture, as the same may be amended, restated, amended and restated, refinanced, replaced, extended, modified or further supplemented from time to time in accordance with the terms of this Agreement.

“Repurchase Amount”:  the sum of (a) only for so long as the Initial Repurchase Period is in effect, (i) $350,000,000 plus (ii) 50% of the aggregate gross cash proceeds in excess of $600,000,000 received by Parent from Senior Notes issued on the Initial Issue Date plus (b) for so long as the Subsequent Repurchase Period is in effect, 50% of the aggregate gross cash proceeds received by Parent from the Subsequent Senior Notes less (c) the aggregate amount of all cash Restricted Payments previously made by Parent during any Repurchase Period that has not yet expired utilizing the Net Cash Proceeds from the issuance of Senior Notes.

“Repurchase Periods”: collectively, the Initial Repurchase Period and the Subsequent Repurchase Period.

“Senior Notes”: senior unsecured notes to be issued by Parent in accordance with Section 9.3(i) in an aggregate principal amount of up to $800,000,000, as the same may be amended, amended and restated, refinanced, replaced, extended, modified or supplemented from time to time in accordance with the terms hereof and thereof. For the avoidance of doubt, the term “Senior Notes” shall include any Subsequent Senior Notes.

“Specified Note Proceeds Amount”: an amount equal to 50% of the aggregate gross cash proceeds in excess of $600,000,000 received by Parent from all issuances of Senior Notes pursuant to the Note Documents.

“Subsequent Issue Date”:  the date on which the Subsequent Senior Notes under the Initial Indenture are issued.

“Subsequent Repurchase Period”: the period commencing on the Subsequent Issue Date and ending on the date that is 18 months after the Subsequent Issue Date.

“Subsequent Senior Notes”: Senior Notes issued under the Initial Indenture in one additional offering after the Initial Issue Date, as the same may be amended, amended and restated, refinanced, replaced, extended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

2.2          Amendment to Section 2.3.  Section 2.3 of the Existing Credit Agreement is hereby amended by adding the following immediately after the table set forth in clause (b) thereof:

“; provided that, after giving effect to any voluntary prepayments of the Tranche B Term Loans made with the Net Cash Proceeds from any issuance of Senior Notes, and the corresponding reduction of the scheduled installments of principal of the Tranche B Term Loans as directed by the Borrower, the Tranche B Term Loans shall amortize in consecutive quarterly installments on the last day of each quarter, commencing on the later of (x) March 31, 2013 and (y) the last day of the first full fiscal quarter following the most recent Issue Date, each of which shall be in an amount equal to 0.25% of the aggregate amount of the Tranche B Term Loans outstanding on the applicable Issue Date (after giving effect to such prepayment), as such amount may be reduced from time to time pursuant to the application of additional voluntary and mandatory prepayments pursuant to Sections 5.4 and 5.5 and repurchases pursuant to Section 5.19.  All outstanding Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date.”

2.3          Amendment to Section 5.4 (Optional Prepayments).  Section 5.4 of the Existing Credit Agreement is hereby amended by amending and restating the last two sentences thereof as follows:

“Notwithstanding anything to the contrary in this Section 5.4 or Section 5.5, any prepayment or repricing of the Tranche B Term Loans effected after the First Amendment Effective Date and on or prior to the first anniversary of the First Amendment Effective Date as a result of a Repricing Transaction shall be accompanied by a fee equal to 1.00% of the principal amount of Tranche B Term Loans prepaid or repriced, unless such fee is waived by the applicable Tranche B Term Loan Lender.   If in connection with a Repricing Transaction after the First Amendment Effective Date and on or prior to the first anniversary of the First Amendment Effective Date any Lender is replaced as a result of its being a Non-Consenting Lender in respect of such Repricing Transaction pursuant to Section 5.17 or clause (b) of the last paragraph of Section 12.1, such Lender shall be entitled to the fee provided under this Section 5.4.

2.4          Amendment to Section 5.5 (Mandatory Prepayments and Commitment Reductions).  Section 5.5 of the Existing Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

“(a) If any Indebtedness shall be incurred by Parent, Holdings or the Borrower or any of its Subsidiaries (excluding any Indebtedness permitted by Section 9.3 other than Section 9.3(n)(ii) (to the extent the Net Cash Proceeds thereof are not used to finance a Permitted Acquisition or to make the Investments specified in Section 9.3(n)(ii)), then, on the date of such incurrence the Term Loans shall be prepaid in an amount equal to 100% of the Net Cash Proceeds of such incurrence, as set forth in Section 5.5(d) (provided however that, solely in the case of Indebtedness incurred under Section 9.3(n)(ii), the Borrower shall be required to make the prepayments in the amounts set forth in such section, which shall be applied as set forth in Section 5.5(d)).”

2.5          Amendment to Section 8.1 (Financial Statements and Other Information).  Section 8.1(f) of the Existing Credit Agreement is hereby amended by replacing subsection (iii) thereof with the following new subsection (iii):

“(iii) setting forth the Restricted Payments made pursuant to Section 9.6(c)(i), (ii) and (iii), Section 9.6(e), Section 9.6(h), 9.6(l), and 9.6(n), Investments made pursuant to Section 9.8(g) and 9.8(v)(i) and (ii), and prepayments made pursuant to Section 9.9(f) during the applicable quarterly fiscal period or fiscal year and including a description of such Restricted Payment, Investment or prepayment by category, and”

2.6          Amendment to Section 8.11 (Hedging Agreements).  Section 8.11 of the Existing Credit Agreement is hereby amended by replacing the reference to “Section 9.3(c) and 9.3(n)” in subsection (b) thereof with a reference to “Sections 9.3(c), 9.3(i) and 9.3(n)”.

2.7          Amendment to Section 9.3 (Indebtedness).  Section 9.3 of the Existing Credit Agreement is hereby amended by replacing subsection (i) thereof with the following new subsection (i):

“(i) unsecured Indebtedness of Parent with respect to the Senior Notes and Guarantees by Holdings, Borrower and any Subsidiary Guarantor of such Indebtedness, and any unsecured Indebtedness incurred to refinance, refund, replace or renew any such outstanding Indebtedness; provided that, (i) there shall be no more than two offerings of Senior Notes pursuant to this Section 9.3(i), (ii) in connection with the issuance of the Senior Notes on the Initial Issue Date, (y) Parent shall have received gross cash proceeds of at least $600,000,000 as a result of such issuance and (z) substantially contemporaneously therewith, the Borrower shall have repaid the Tranche A Term Loan in full, (iii) the Borrower shall repay, substantially contemporaneously with any issuance of Senior Notes, the Tranche B Term Loan in an amount such that after giving effect to such repayment and all other repayments previously made pursuant to this clause (iii), all such repayments shall collectively equal at least the sum of (1) $178,000,000 plus (2) the Specified Note Proceeds Amount, (iv) with respect to any such refinancing, refunding, replacement or renewal of such unsecured Indebtedness or any amendment or modification of such unsecured Indebtedness, the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the original unsecured Indebtedness being so amended, modified, refinanced, refunded, replaced or renewed plus all interest capitalized in connection therewith, plus the Refinancing Expenses and any costs and premiums associated with such amending, modifying, refinancing, refunding, replacement or renewal, (v) any such Indebtedness shall have a scheduled final maturity at least 180 days after the Latest Maturity Date and a weighted average life to maturity at least 180 days longer than the Latest Maturity Date, (vi) the terms and conditions of any such Indebtedness (excluding as to subordination, pricing, optional prepayment or optional redemption provisions and redemption premiums), taken as a whole, shall not be materially more restrictive on the Loan Parties than the terms and conditions contained herein, and in no event may such Indebtedness contain any financial maintenance covenants that are in any way more restrictive than those set forth in this Agreement, (vii) no collateral or other security shall be granted with respect to any such Indebtedness and (viii) no Subsidiary shall be a guarantor with respect to any such Indebtedness unless such Subsidiary is a Subsidiary Guarantor which is guaranteeing the Obligations, and any Unrestricted Entity hereunder shall be an unrestricted entity (or substantive equivalent) thereunder;”

2.8          Amendments to Section 9.6 (Restricted Payments).  Section 9.6 of the Existing Credit Agreement is hereby amended as follows:

(a)           by replacing subsection (c)(vii) thereof with the following new subjection (vii):

“(vii)   to pay fees, costs and expenses related to the Transactions and the Related Transactions on the Closing Date and in connection with any proposed issuance of Senior Notes (whether or not successful);”

(b)           by deleting the number “175,000,000” in subsection (e)(ii) thereof and replacing it with the number “75,000,000”;

(c)           by deleting the number “150,000,000” in subsection (h) thereof and replacing it with the number “75,000,000”;

(d)           by deleting the number “30,000,000” in subsection (k) thereof and replacing it with the number “80,000,000”;

(e)           by deleting the word “and” at the end of subsection (l) thereof;

(f)            by replacing subsection (m) thereof with the following new subsection (m):

“(m)        so long as no Event of Default with respect to the payment of principal or interest on any Loan or Reimbursement Obligation under Section 10(a) has occurred and is continuing, Borrower may make Restricted Payments in an amount sufficient for the Parent or Holdings to make regularly scheduled payments of interest, fees, indemnities and expenses in accordance with the terms of Indebtedness incurred pursuant to Section

9.3(i) and Section 9.3(n)(ii) and to make AHYDO catch-up payments in respect of Indebtedness incurred pursuant to Section 9.3(i) and Section 9.3(n)(ii);”

(g)           by adding the following new subsections (n) and (o) to the end thereof:

“(n)        so long as (x) at the time thereof and after giving effect thereto no Default or Event of Default shall have occurred and be continuing and (y) the Loan Parties shall be in compliance with Sections 9.1 and 9.2 on a Pro Forma Basis after giving effect thereto as of the relevant Measurement Period, during any Repurchase Period, Parent, Holdings and Borrower may make additional Restricted Payments in an aggregate amount not to exceed the Repurchase Amount; provided that clauses (x) and (y) above shall not apply to any Restricted Payment made on the First Amendment Effective Date pursuant to this Section 9.6(n) that is otherwise permitted by this Section 9.6(n); and

(o)           so long as at the time thereof and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, Holdings and Borrower may make additional Restricted Payments in an aggregate amount not to exceed $50,000,000 such that Parent and its Subsidiaries may make payments in respect of senior unsecured Indebtedness pursuant to Section 9.9(i).”

2.9          Amendment to Section 9.7 (Capital Expenditures).  Section 9.7 of the Existing Credit Agreement is hereby amended by replacing subsection (y) thereof with the following new subsection (y):

“(y) in each case, with respect to each fiscal year in which an Acquisition is consummated and each subsequent fiscal year, an amount for each such fiscal year equal to 10% of the revenue (determined in accordance with GAAP) applicable to the acquired business for the four fiscal quarters applicable to such acquired business immediately prior to such Acquisition.”

2.10        Amendment to Section 9.9 (Prepayment of Certain Indebtedness).  Section 9.9 of the Existing Credit Agreement is hereby amended by replacing subsection (i) thereof with the following new subsection (i):

“(i) payments of senior unsecured Indebtedness of Parent or its Subsidiaries shall be permitted in an aggregate amount not to exceed the sum of (y) $50,000,000 and (z) Net Cash Flow from Partnership Parks; provided that no Default or Event of Default shall have occurred and be continuing immediately before and after such payment.”

2.11        Amendment to Exhibits to Existing Credit Agreement.  Exhibit B to the Existing Credit Agreement is hereby amended by replacing such Exhibit in its entirety with the attached Exhibit B.

Section 3.              Conditions Precedent.

3.1          Effectiveness.  The amendments set forth in this Amendment shall not become effective until the earliest date on or after December 21, 2012 (the “Effective Date”) on which each of the following conditions has been satisfied (or waived in accordance with Section 12.1 of the Credit Agreement):

(a)           Counterparts.  Administrative Agent shall have received (i) solely with respect to the amendment set forth in Section 2.1(b) hereof, executed counterparts from each of the Tranche B Term Loan Lenders and each of the Loan Parties and (ii) otherwise, executed counterparts from, the Required Lenders and each of the Loan Parties, in each case (in such number as may be requested by the Administrative Agent) of this Amendment.

(b)           No Default or Event of Default.  As of the date hereof, no Default or Event of Default shall have occurred and be continuing.

(c)           Representations and Warranties.  Each of the Loan Parties does hereby represent and warrant to the Lenders that, as of the date hereof after giving effect to the amendments set forth in this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date.

(d)           Fees.  The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, or substantially simultaneously with the effectiveness of this Amendment, including to the extent invoiced at least one Business Day prior thereto, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid to the Administrative Agent by the Borrower under the Credit Agreement.

Section 4.              Miscellaneous.

4.1          Confirmation.  The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.

4.2          Ratification and Affirmation.  Each of the undersigned does hereby adopt, ratify, and confirm the Existing Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder.  Each of the Loan Parties hereby acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

4.3          Loan Document.  This Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are “Loan Documents” as defined and described in the Existing Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

4.4          Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5          NO ORAL AGREEMENT.  THIS AMENDMENT, THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6          GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

SIX FLAGS ENTERTAINMENT CORPORATION,
as Parent

By:
Name:
Title:

SIX FLAGS OPERATIONS INC.,
as Holdings

By:
Name:
Title:

SIX FLAGS THEME PARKS INC.,
as Borrower

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

FIESTA TEXAS, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT AMERICA LLC
GREAT ESCAPE HOLDING INC.
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
MAGIC MOUNTAIN LLC
PARK MANAGEMENT CORP.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
PREMIER PARKS OF COLORADO INC.
RIVERSIDE PARK ENTERPRISES, INC.
SF HWP MANAGEMENT LLC
SIX FLAGS AMERICA PROPERTY CORPORATION
SIX FLAGS GREAT ADVENTURE LLC
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS ST. LOUIS LLC
SOUTH STREET HOLDINGS LLC
STUART AMUSEMENT COMPANY

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

HURRICANE HARBOR LP

By: Hurricane Harbor GP LLC,
its General Partner

By:
Name:
Title:

SIX FLAGS AMERICA LP

By: Funtime, Inc.,
its General Partner

By:
Name:
Title:

SIX FLAGS GREAT ESCAPE L.P.
GREAT ESCAPE THEME PARK L.P.
GREAT ESCAPE RIDES L.P.

By: Great Escape Holding Inc.,
their General Partner

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Bank, the Swing Line Lender and a Lender

By:
Name:
Title: Authorized Signatory

Name of Institution:

, as Lender

By
Name:
Title:

For any Lender requiring a second signature line:

By
Name:
Title: